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							Exhibit 23.1
                                                        ------------

                       Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-06741) pertaining to the WesBanco, Inc. KSOP of our report dated June 5, 1998, with respect to the financial statements and schedules of the WesBanco, Inc. KSOP included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

                                                    /s/Ernst & Young, LLP

June 23, 1998
Pittsburgh, Pennsylvania